CUSIP NO. 769627 10 0                   SCHEDULE 13D                   EXHIBIT 6

               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

      The  undersigned  acknowledge  and agree that the  foregoing  statement on
Schedule 13D with respect to the Common Stock of Riviera Holdings Corporation is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he knows or has reason to believe that such information in inaccurate.

Dated as of September 20, 2006

                                   DESERT ROCK ENTERPRISES LLC


                                            /s/ Derek J. Stevens
                                   ---------------------------------------------
                                   By Derek J. Stevens, its Manager


                                   DEREK J. STEVENS IRREVOCABLE TRUST,
                                   under agreement dated July 16, 1993

                                            /s/ Derek J. Stevens
                                   ---------------------------------------------
                                   By Derek J. Stevens, its Trustee


                                   GREGORY J. STEVENS IRREVOCABLE TRUST,
                                   under agreement dated September 20, 1995


                                            /s/ Gregory J. Stevens
                                   ---------------------------------------------
                                   By Gregory J. Stevens, its Trustee


                                            /s/ Derek J. Stevens
                                   ---------------------------------------------
                                   Derek J. Stevens, an individual


                                            /s/ Gregory J. Stevens
                                   ---------------------------------------------
                                   Gregory J. Stevens, an individual